SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 22, 2003


                         First Federal Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        0-25509                 42-1485449
         --------                        -------                 ----------
(State or other jurisdiction)     (Commission File No.)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


                    Address of principal executive offices:
                    ---------------------------------------
                   329 Pierce Street, Sioux City, Iowa 51101


Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)


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Item 5. Other Events

     First Federal Bankshares, Inc. (the "Company") announces earnings for the three months and six months ended December 31, 2002 and declares dividend. Please see Press Release dated January 22, 2003, a copy of which is included as
Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              FIRST FEDERAL BANKSHARES, INC.


DATE:  January 22, 2003                      By: /s/Colin D Anderson
                                                 ---------------------
                                                 Colin D. Anderson
                                                 Senior Vice President and CFO

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                                  EXHIBIT INDEX


The following Exhibits are filed as part of this report:

    Exhibit 99.1 Press Release of First Federal Bankshares, Inc. dated January 22, 2003.

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